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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                January 15, 1999
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                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

       (As Servicer on behalf of CC MASTER CREDIT CARD TRUST II (FORMERLY
                   CHEVY CHASE MASTER CREDIT CARD TRUST II))


  Laws of the United States              33-99334                     51-0269396
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State or other jurisdiction of   (Commission File Number)    (IRS Employer Identification
incorporation or organization)                                          Number)


201 North Walnut Street, Wilmington, Delaware                            19801
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(Address of principal executive offices)                              (Zip Code)


                     302/594-4117
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Registrant's telephone number, including area code


                                       N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)

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This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of filing a corrected Exhibit 99.04, which shall replace Exhibit 99.04 as originally filed with this Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         The following exhibits are filed as a part of this report:

         99.1  Monthly Certificateholders' Statement for Series 1995-A

         99.2  Monthly Statement to Certificateholders for Series 1995-A

         99.3  Monthly Certificateholders' Statement for Series 1995-C

         99.4  Monthly Statement to Certificateholders for Series 1995-C

         99.5  Monthly Certificateholders' Statement for Series 1996-A

         99.6  Monthly Statement to Certificateholders for Series 1996-A

         99.7  Monthly Certificateholders' Statement for Series 1996-C

         99.8  Monthly Statement to Certificateholders for Series 1996-C

         99.9  Monthly Certificateholders' Statement for Series 1998-A

         99.10 Monthly Statement to Certificateholders for Series 1998-A

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FIRST USA BANK, NATIONAL ASSOCATION
                             As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                             By: /s/ Tracie H. Klein
                                 ---------------------------------
                                 Name:  Tracie H. Klein
                                 Title: First Vice President


Date:  February 29, 2000
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                                  Exhibit Index

Exhibit No.                    Description                                Page

99.1*         Monthly Certificateholders' Statement for Series 1995-A

99.2*         Monthly Statement to Certificateholders for Series 1995-A

99.3*         Monthly Certificateholders' Statement for Series 1995-C

99.4          Monthly Statement to Certificateholders for Series 1995-C

99.5*         Monthly Certificateholders' Statement for Series 1996-A

99.6*         Monthly Statement to Certificateholders for Series 1996-A

99.7*         Monthly Certificateholders' Statement for Series 1996-C

99.8*         Monthly Statement to Certificateholders for Series 1996-C

99.9*         Monthly Certificateholders' Statement for Series 1998-A

99.10*        Monthly Statement to Certificateholders for Series 1998-A

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*Previously filed